Exhibit 99.2

BB&T Corporation
Quarterly Performance Summary
Second Quarter 2012

BB&T Corporation
Quarterly Performance Summary
Table of Contents

BB&T Corporation Financial Highlights (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended					Year-to-Date
	June 30%					June 30%
	2012		2011		Change	2012		2011		Change
Summary Income Statement
Interest income	$1,767		$1,727		2.3%	$3,547		$3,440		3.1%
Interest expense	267		337		(20.8)	574		729		(21.3)
Net interest income - taxable equivalent	1,500		1,390		7.9	2,973		2,711		9.7
Less: Taxable-equivalent adjustment	38		36		5.6	75		72		4.2
Net interest income	1,462		1,354		8.0	2,898		2,639		9.8
Provision for credit losses	273		328		(16.8)	561		668		(16.0)
Net interest income after provision for credit losses	1,189		1,026		15.9	2,337		1,971		18.6
Noninterest income	966		787		22.7	1,837		1,501		22.4
Noninterest expense	1,426		1,395		2.2	2,811		2,767		1.6
Income before income taxes	729		418		74.4	1,363		705		93.3
Provision for income taxes	191		91		109.9	380		144		163.9
Net income	538		327		64.5	983		561		75.2
Noncontrolling interest	20		20		-	34		29		17.2
Preferred stock dividends	8		-		NM	8		-		NM
Net income available to common shareholders	510		307		66.1	941		532		76.9
Per Common Share Data
Earnings
Basic	$0.73		$0.44		65.9%	$1.35		$0.76		77.6%
Diluted	0.72		0.44		63.6	1.33		0.76		75.0
Cash dividends declared (1)	0.20		0.16		25.0	0.40		0.33		21.2
Book value	26.19		24.37		7.5	26.19		24.37		7.5
Tangible book value (2)	16.92		15.95		6.1	16.92		15.95		6.1

End of period shares outstanding (in thousands)	698,795		696,894		0.3	698,795		696,894		0.3
Weighted average shares (in thousands)
Basic	698,579		696,625		0.3	698,132		695,971		0.3
Diluted	708,454		704,969		0.5	707,990		704,583		0.5
Performance Ratios
Return on average assets	1.22%		0.83%			1.13%		0.72%
Return on average common shareholders' equity	11.21		7.25			10.49		6.38
Return on average tangible common shareholders' equity (3)	18.85		12.32			17.37		11.02
Net interest margin - taxable equivalent	3.95		4.15			3.94		4.08
Fee income ratio (4)	42.4		40.8			41.7		40.5
Efficiency ratio (4)	53.9		55.8			53.0		56.4
Credit Quality (including covered assets)
Nonperforming assets as a percentage of
Total assets	1.24%		2.32%			1.24%		2.32%
Loans and leases plus foreclosed property	1.93		3.46			1.93		3.46
Net charge-offs as a percentage of average
loans and leases	1.21		1.71			1.25		1.63
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.91		2.43			1.91		2.43
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.29	X	1.22	X		1.29	X	1.22	X
Average Balances
Total assets	$176,870		$157,730		12.1%	$175,420		$157,332		11.5%
Total securities (5)	37,114		27,060		37.2	36,850		26,065		41.4
Loans and leases	111,760		104,341		7.1	111,082		104,815		6.0
Deposits	125,348		106,466		17.7	124,977		106,042		17.9
Common shareholders' equity	18,302		17,014		7.6	18,038		16,817		7.3
Total shareholders' equity	18,737		17,072		9.8	18,283		16,874		8.4
Period-End Balances
Total assets	$178,529		$159,310		12.1%	$178,529		$159,310		12.1%
Total securities (5)	37,643		27,961		34.6	37,643		27,961		34.6
Loans and leases	113,811		105,350		8.0	113,811		105,350		8.0
Deposits	126,059		108,064		16.7	126,059		108,064		16.7
Common shareholders' equity	18,300		16,981		7.8	18,300		16,981		7.8
Total shareholders' equity	18,926		17,049		11.0	18,926		17,049		11.0
Capital Ratios (6)
Risk-based
Tier 1	10.2%		12.4%			10.2%		12.4%
Total	13.5		16.1			13.5		16.1
Leverage	7.3		9.5			7.3		9.5
Tangible common equity (2)	6.9		7.2			6.9		7.2
Tier 1 common equity to risk-weighted assets (2)	9.7		9.6			9.7		9.6

Applicable ratios are annualized.
(1)	BB&T Corporation declared a special one-time dividend of $0.01 per common share in the first quarter of 2011.
(2)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 20 of this supplement.
(3)	Return on average tangible common shareholders' equity is a Non-GAAP measure. See the calculation and management's reasons for using this measure on page 22 of this supplement.
(4)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed on page 21 of this supplement. See Non-GAAP reconciliations on page 22 of this supplement.
(5)	Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
(6)	Current quarter regulatory capital information is preliminary.
NM	- Not meaningful.

BB&T Corporation Financial Highlights - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	June 30		March 31		Dec. 31		Sept. 30		June 30
	2012		2012		2011		2011		2011
Summary Income Statement
Interest income	$1,767		$1,780		$1,807		$1,788		$1,727
Interest expense	267		307		318		334		337
Net interest income - taxable equivalent	1,500		1,473		1,489		1,454		1,390
Less: Taxable-equivalent adjustment	38		37		37		38		36
Net interest income	1,462		1,436		1,452		1,416		1,354
Provision for credit losses	273		288		272		250		328
Net interest income after provision for credit losses	1,189		1,148		1,180		1,166		1,026
Noninterest income	966		871		922		690		787
Noninterest expense	1,426		1,385		1,618		1,417		1,395
Income before income taxes	729		634		484		439		418
Provision for income taxes	191		189		84		68		91
Net income	538		445		400		371		327
Noncontrolling interest	20		14		9		5		20
Preferred stock dividends	8		-		-		-		-
Net income available to common shareholders	510		431		391		366		307
Per Common Share Data
Earnings
Basic	$0.73		$0.62		$0.56		$0.52		$0.44
Diluted	0.72		0.61		0.55		0.52		0.44
Cash dividends declared	0.20		0.20		0.16		0.16		0.16
Book value	26.19		25.51		24.98		25.07		24.37
Tangible book value (1)	16.92		17.12		16.73		16.42		15.95

End of period shares outstanding (in thousands)	698,795		698,454		697,143		697,101		696,894
Weighted average shares (in thousands)
Basic	698,579		697,685		697,117		697,052		696,625
Diluted	708,454		707,369		706,178		705,604		704,969
Performance Ratios
Return on average assets	1.22%		1.03%		0.93%		0.89%		0.83%
Return on average common shareholders' equity	11.21		9.75		8.76		8.30		7.25
Return on average tangible common shareholders' equity (2)	18.85		15.88		14.36		13.71		12.32
Net interest margin - taxable equivalent	3.95		3.93		4.02		4.09		4.15
Fee income ratio (3)	42.4		41.0		38.4		39.3		40.8
Efficiency ratio (3)	53.9		52.0		53.5		54.6		55.8
Credit Quality (including covered assets)
Nonperforming assets as a percentage of
Total assets	1.24%		1.50%		1.62%		1.98%		2.32%
Loans and leases plus foreclosed property	1.93		2.35		2.52		3.05		3.46
Net charge-offs as a percentage of average
loans and leases	1.21		1.28		1.44		1.57		1.71
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.91		2.02		2.10		2.25		2.43
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.29	X	1.18	X	1.21	X	1.20	X	1.22	X
Average Balances
Total assets	$176,870		$173,969		$171,496		$165,520		$157,730
Total securities (4)	37,114		36,589		35,867		31,567		27,060
Loans and leases	111,760		110,403		108,523		105,658		104,341
Deposits	125,348		124,606		121,925		115,056		106,466
Common shareholders' equity	18,302		17,772		17,693		17,490		17,014
Total shareholders' equity	18,737		17,829		17,755		17,551		17,072
Period-End Balances
Total assets	$178,529		$174,752		$174,579		$167,677		$159,310
Total securities (4)	37,643		37,865		36,407		32,784		27,961
Loans and leases	113,811		110,686		111,205		107,449		105,350
Deposits	126,059		124,157		124,939		117,567		108,064
Common shareholders' equity	18,300		17,820		17,418		17,479		16,981
Shareholders' equity	18,926		17,882		17,480		17,541		17,049
Capital Ratios (5)
Risk-based
Tier 1	10.2%		12.8%		12.5%		12.6%		12.4%
Total	13.5		16.2		15.7		16.1		16.1
Leverage	7.3		9.1		9.0		9.2		9.5
Tangible common equity (1)	6.9		7.1		6.9		7.1		7.2
Tier 1 common equity to risk-weighted assets (1)	9.7		10.0		9.7		9.8		9.6

Applicable ratios are annualized.
(1)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 20 of this supplement.
(2)	Return on average tangible common shareholders' equity is a Non-GAAP measure. See the calculation and management's reasons for using this measure on page 22 of this supplement.
(3)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed on page 21 of this supplement. See Non-GAAP reconciliations on page 22 of this supplement.
(4)	Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
(5)	Current regulatory capital information is preliminary.

BB&T Corporation Consolidated Statements of Income (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended					Year-to-Date
	June 30		Change			June 30		Change
	2012	2011	$	%		2012	2011	$	%
Interest Income
Interest and fees on loans and leases	$1,492	$1,523	$(31)	(2.0	) %	$2,994	$3,043	$(49)	(1.6	) %
Interest and dividends on securities	230	163	67	41.1		464	313	151	48.2
Interest on other earning assets	6	4	2	50.0		13	10	3	30.0
Total interest income	1,728	1,690	38	2.2		3,471	3,366	105	3.1
Interest Expense
Interest on deposits	107	152	(45)	(29.6)		228	323	(95)	(29.4)
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	2	3	(1)	(33.3)		3	7	(4)	(57.1)
Interest on long-term debt	157	181	(24)	(13.3)		342	397	(55)	(13.9)
Total interest expense	266	336	(70)	(20.8)		573	727	(154)	(21.2)
Net interest income	1,462	1,354	108	8.0		2,898	2,639	259	9.8
Provision for credit losses	273	328	(55)	(16.8)		561	668	(107)	(16.0)
Net interest income after provision for credit loss	1,189	1,026	163	15.9		2,337	1,971	366	18.6
Noninterest income
Insurance income	393	299	94	31.4		664	549	115	20.9
Service charges on deposits	138	145	(7)	(4.8)		275	280	(5)	(1.8)
Mortgage banking income	182	83	99	119.3		398	178	220	123.6
Investment banking and brokerage fees and commissions	88	90	(2)	(2.2)		177	177	-	-
Checkcard fees	45	79	(34)	(43.0)		88	151	(63)	(41.7)
Bankcard fees and merchant discounts	59	52	7	13.5		113	98	15	15.3
Trust and investment advisory revenues	46	45	1	2.2		91	88	3	3.4
Income from bank-owned life insurance	27	29	(2)	(6.9)		57	59	(2)	(3.4)
FDIC loss share income, net	(74)	(81)	7	(8.6)		(131)	(139)	8	(5.8)
Securities gains (losses), net	(2)	(2)	-	-		(11)	(2)	(9)	NM
Other income	64	48	16	33.3		116	62	54	87.1
Total noninterest income	966	787	179	22.7		1,837	1,501	336	22.4
Noninterest Expense
Personnel expense	775	683	92	13.5		1,505	1,377	128	9.3
Foreclosed property expense	72	145	(73)	(50.3)		164	288	(124)	(43.1)
Occupancy and equipment expense	159	152	7	4.6		312	306	6	2.0
Loan processing expenses	62	57	5	8.8		125	113	12	10.6
Regulatory charges	43	59	(16)	(27.1)		84	120	(36)	(30.0)
Professional services	39	38	1	2.6		74	69	5	7.2
Software expense	32	29	3	10.3		64	55	9	16.4
Amortization of intangibles	29	25	4	16.0		51	51	-	-
Merger-related and restructuring charges, net	2	2	-	-		14	-	14	NM
Other expenses	213	205	8	3.9		418	388	30	7.7
Total noninterest expense	1,426	1,395	31	2.2		2,811	2,767	44	1.6
Earnings
Income before income taxes	729	418	311	74.4		1,363	705	658	93.3
Provision for income taxes	191	91	100	109.9		380	144	236	163.9
Net Income	538	327	211	64.5		983	561	422	75.2
Noncontrolling interest	20	20	-	-		34	29	5	17.2
Preferred stock dividends	8	-	8	NM		8	-	8	NM
Net income available to common shareholders	$510	$307	$203	66.1%		$941	$532	$409	76.9%

Earnings Per Common Share
Basic	$0.73	$0.44	$0.29	65.9%		$1.35	$0.76	$0.59	77.6%
Diluted	0.72	0.44	0.28	63.6		1.33	0.76	0.57	75.0

Weighted Average Shares Outstanding
Basic	698,579	696,625	1,954	0.3		698,132	695,971	2,161	0.3
Diluted	708,454	704,969	3,485	0.5		707,990	704,583	3,407	0.5
NM - not meaningful.

BB&T Corporation Consolidated Statements of Income - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2012	2012	2011	2011	2011
Interest Income
Interest and fees on loans and leases	$1,492	$1,502	$1,530	$1,546	$1,523
Interest and dividends on securities	230	234	235	199	163
Interest on other earning assets	6	7	4	5	4
Total interest income	1,728	1,743	1,769	1,750	1,690
Interest Expense
Interest on deposits	107	121	137	150	152
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	2	1	1	3	3
Interest on long-term debt	157	185	179	181	181
Total interest expense	266	307	317	334	336
Net interest income	1,462	1,436	1,452	1,416	1,354
Provision for credit losses	273	288	272	250	328
Net interest income after provision for credit loss	1,189	1,148	1,180	1,166	1,026
Noninterest income
Insurance income	393	271	254	241	299
Service charges on deposits	138	137	142	141	145
Mortgage banking income	182	216	135	123	83
Investment banking and brokerage fees and commissions	88	89	75	81	90
Checkcard fees	45	43	42	78	79
Bankcard fees and merchant discounts	59	54	55	51	52
Trust and investment advisory revenues	46	45	42	43	45
Income from bank-owned life insurance	27	30	30	33	29
FDIC loss share income, net	(74)	(57)	(46)	(104)	(81)
Securities gains (losses), net	(2)	(9)	103	(39)	(2)
Other income	64	52	90	42	48
Total noninterest income	966	871	922	690	787
Noninterest Expense
Personnel expense	775	730	679	671	683
Foreclosed property expense	72	92	346	168	145
Occupancy and equipment expense	159	153	159	151	152
Loan processing expenses	62	63	59	55	57
Regulatory charges	43	41	46	46	59
Professional services	39	35	49	56	38
Software expense	32	32	33	30	29
Amortization of intangibles	29	22	24	24	25
Merger-related and restructuring charges, net	2	12	16	-	2
Other expenses	213	205	207	216	205
Total noninterest expense	1,426	1,385	1,618	1,417	1,395
Earnings
Income before income taxes	729	634	484	439	418
Provision for income taxes	191	189	84	68	91
Net Income	538	445	400	371	327
Noncontrolling interest	20	14	9	5	20
Preferred stock dividends	8
Net income available to common shareholders	$510	$431	$391	$366	$307

Earnings Per Common Share
Basic	$0.73	$0.62	$0.56	$0.52	$0.44
Diluted	0.72	0.61	0.55	0.52	0.44

Weighted Average Shares Outstanding
Basic	698,579	697,685	697,117	697,052	696,625
Diluted	708,454	707,369	706,178	705,604	704,969

BB&T Corporation Lines of Business Financial Performance (1) Quarter Ended June 30, 2012 and 2011 (Dollars in millions)

				Residential			Dealer
	Community Banking			Mortgage Banking			Financial Services				Specialized Lending
	June 30	June 30	Percent	June 30	June 30	Percent	June 30	June 30	Percent		June 30	June 30	Percent
	2012	2011	Change	2012	2011	Change	2012	2011	Change		2012	2011	Change
Net interest income (expense)	$517	$483	7.0%	$285	$244	16.8%	$210	$212	(0.9	) %	$175	$155	12.9%
Net intersegment interest income
(expense)	339	419	(19.1)	(193)	(182)	6.0	(54)	(69)	(21.7)		(40)	(41)	(2.4)
Segment net interest income	856	902	(5.1)	92	62	48.4	156	143	9.1		135	114	18.4
Allocated provision for loan
and lease losses	190	125	52.0	38	146	(74.0)	27	26	3.8		24	18	33.3
Noninterest income	280	298	(6.0)	162	63	157.1	2	2	-		52	50	4.0
Intersegment net referral fees
(expense)	43	28	53.6	-	(1)	(100.0)	-	-	NM		-	-	NM
Noninterest expense	447	526	(15.0)	92	69	33.3	25	23	8.7		58	59	(1.7)
Amortization of intangibles	10	12	(16.7)	-	-	NM	-	1	(100.0)		2	2	-
Allocated corporate expenses	255	224	13.8	13	12	8.3	10	10	-		19	17	11.8
Income (loss) before income taxes	277	341	(18.8)	111	(103)	NM	96	85	12.9		84	68	23.5
Provision (benefit) for income
taxes	100	125	(20.0)	42	(39)	NM	36	32	12.5		19	13	46.2
Segment net income (loss)	$177	$216	(18.1)	$69	$(64)	NM	$60	$53	13.2		$65	$55	18.2

Identifiable segment assets
(period end)	$61,081	$61,410	(0.5)	$27,318	$21,625	26.3	$10,303	$9,681	6.4		$18,140	$15,168	19.6

							Other, Treasury				Total BB&T
	Insurance Services			Financial Services			& Corporate (2)				Corporation
	June 30	June 30	Percent	June 30	June 30	Percent	June 30	June 30	Percent		June 30	June 30	Percent
	2012	2011	Change	2012	2011	Change	2012	2011	Change		2012	2011	Change
Net interest income (expense)	$-	$-	NM %	$30	$28	7.1%	$245	$232	5.6%		$1,462	$1,354	8.0%
Net intersegment interest income
(expense)	-	1	(100.0)	82	60	36.7	(134)	(188)	(28.7)		-	-	NM
Segment net interest income	-	1	(100.0)	112	88	27.3	111	44	152.3		1,462	1,354	8.0
Allocated provision for loan
and lease losses	-	-	NM	(8)	(2)	NM	2	15	(86.7)		273	328	(16.8)
Noninterest income	393	297	32.3	169	173	(2.3)	(92)	(96)	(4.2)		966	787	22.7
Intersegment net referral fees
(expense)	-	-	NM	6	3	100.0	(49)	(30)	63.3		-	-	NM
Noninterest expense	260	206	26.2	173	145	19.3	342	342	-		1,397	1,370	2.0
Amortization of intangibles	17	11	54.5	1	1	-	(1)	(2)	(50.0)		29	25	16.0
Allocated corporate expenses	19	17	11.8	22	18	22.2	(338)	(298)	13.4		-	-	NM
Income (loss) before income taxes	97	64	51.6	99	102	(2.9)	(35)	(139)	(74.8)		729	418	74.4
Provision (benefit) for income
taxes	31	18	72.2	36	39	(7.7)	(73)	(97)	(24.7)		191	91	109.9
Segment net income (loss)	$66	$46	43.5	$63	$63	-	$38	$(42)	(190.5)		$538	$327	64.5

Identifiable segment assets
(period end)	$3,299	$2,341	40.9	$8,216	$6,233	31.8	$50,172	$42,852	17.1		$178,529	$159,310	12.1

(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
NM - not meaningful.

BB&T Corporation Lines of Business Financial Performance (1) Year-To-Date June 30, 2012 and 2011 (Dollars in millions)

				Residential			Dealer
	Community Banking			Mortgage Banking			Financial Services				Specialized Lending
	June 30	June 30	Percent	June 30	June 30	Percent	June 30	June 30	Percent		June 30	June 30	Percent
	2012	2011	Change	2012	2011	Change	2012	2011	Change		2012	2011	Change
Net interest income (expense)	$1,023	$952	7.5%	$564	$498	13.3%	$420	$422	(0.5	) %	$341	$305	11.8%
Net intersegment interest income
(expense)	697	849	(17.9)	(384)	(365)	5.2	(113)	(141)	(19.9)		(81)	(83)	(2.4)
Segment net interest income	1,720	1,801	(4.5)	180	133	35.3	307	281	9.3		260	222	17.1
Allocated provision for loan
and lease losses	445	329	35.3	16	225	(92.9)	54	59	(8.5)		51	22	131.8
Noninterest income	548	491	11.6	357	138	158.7	4	4	-		105	101	4.0
Intersegment net referral fees
(expense)	82	60	36.7	(1)	(1)	-	-	-	NM		-	-	NM
Noninterest expense	935	1,064	(12.1)	177	132	34.1	50	45	11.1		121	114	6.1
Amortization of intangibles	19	25	(24.0)	-	-	NM	-	1	(100.0)		3	3	-
Allocated corporate expenses	512	450	13.8	27	24	12.5	19	19	-		38	36	5.6
Income (loss) before income taxes	439	484	(9.3)	316	(111)	NM	188	161	16.8		152	148	2.7
Provision (benefit) for income
taxes	157	176	(10.8)	119	(42)	NM	71	61	16.4		32	31	3.2
Segment net income (loss)	$282	$308	(8.4)	$197	$(69)	NM	$117	$100	17.0		$120	$117	2.6

Identifiable segment assets
(period end)	$61,081	$61,410	(0.5)	$27,318	$21,625	26.3	$10,303	$9,681	6.4		$18,140	$15,168	19.6

							Other, Treasury				Total BB&T
	Insurance Services			Financial Services			& Corporate (2)				Corporation
	June 30	June 30	Percent	June 30	June 30	Percent	June 30	June 30	Percent		June 30	June 30	Percent
	2012	2011	Change	2012	2011	Change	2012	2011	Change		2012	2011	Change
Net interest income (expense)	$1	$1	-%	$57	$51	11.8%	$492	$410	20.0%		$2,898	$2,639	9.8%
Net intersegment interest income
(expense)	1	2	(50.0)	162	116	39.7	(282)	(378)	(25.4)		-	-	NM
Segment net interest income	2	3	(33.3)	219	167	31.1	210	32	NM		2,898	2,639	9.8
Allocated provision for loan
and lease losses	-	-	NM	6	(11)	(154.5)	(11)	44	(125.0)		561	668	(16.0)
Noninterest income	663	546	21.4	347	339	2.4	(187)	(118)	58.5		1,837	1,501	22.4
Intersegment net referral fees
(expense)	-	-	NM	12	8	50.0	(93)	(67)	38.8		-	-	NM
Noninterest expense	472	401	17.7	326	288	13.2	679	672	1.0		2,760	2,716	1.6
Amortization of intangibles	27	21	28.6	2	2	-	-	(1)	(100.0)		51	51	-
Allocated corporate expenses	39	34	14.7	45	36	25.0	(680)	(599)	13.5		-	-	NM
Income (loss) before income taxes	127	93	36.6	199	199	-	(58)	(269)	(78.4)		1,363	705	93.3
Provision (benefit) for income
taxes	38	27	40.7	74	75	(1.3)	(111)	(184)	(39.7)		380	144	163.9
Segment net income (loss)	$89	$66	34.8	$125	$124	0.8	$53	$(85)	(162.4)		$983	$561	75.2

Identifiable segment assets
(period end)	$3,299	$2,341	40.9	$8,216	$6,233	31.8	$50,172	$42,852	17.1		$178,529	$159,310	12.1

(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
NM - not meaningful.

BB&T Corporation Lines of Business Financial Performance - Five Quarter Trend (1) (Dollars in millions)

	Quarter Ended
Community Banking	June 30	March 31	Dec. 31	Sept. 30	June 30
	2012	2012	2011	2011	2011

Net interest income (expense)	$517	$506	$499	$486	$483
Net intersegment interest income (expense)	339	358	388	405	419
Segment net interest income	856	864	887	891	902

Allocated provision for loan and lease losses	190	255	118	142	125
Noninterest income	280	268	241	284	298
Intersegment net referral fees (expense)	43	39	41	31	28
Noninterest expense	447	488	741	549	526
Amortization of intangibles	10	9	11	11	12
Allocated corporate expenses	255	257	225	224	224

Income (loss) before income taxes	277	162	74	280	341
Provision (benefit) for income taxes	100	57	24	102	125
Segment net income (loss)	$177	$105	$50	$178	$216

Identifiable segment assets (period end)	$61,081	$60,750	$61,072	$61,008	$61,410

	Quarter Ended
Residential Mortgage Banking	June 30	March 31	Dec. 31	Sept. 30	June 30
	2012	2012	2011	2011	2011

Net interest income (expense)	$285	$279	$272	$255	$244
Net intersegment interest income (expense)	(193)	(191)	(187)	(182)	(182)
Segment net interest income	92	88	85	73	62

Allocated provision for loan and lease losses	38	(22)	39	56	146
Noninterest income	162	195	111	100	63
Intersegment net referral fees (expense)	-	(1)	-	1	(1)
Noninterest expense	92	85	86	78	69
Amortization of intangibles	-	-	-	-	-
Allocated corporate expenses	13	14	12	12	12

Income (loss) before income taxes	111	205	59	28	(103)
Provision (benefit) for income taxes	42	77	22	11	(39)
Segment net income (loss)	$69	$128	$37	$17	$(64)

Identifiable segment assets (period end)	$27,318	$25,288	$25,471	$23,270	$21,625

	Quarter Ended
Dealer Financial Services	June 30	March 31	Dec. 31	Sept. 30	June 30
	2012	2012	2011	2011	2011

Net interest income (expense)	$210	$210	$213	$217	$212
Net intersegment interest income (expense)	(54)	(59)	(62)	(67)	(69)
Segment net interest income	156	151	151	150	143

Allocated provision for loan and lease losses	27	27	42	24	26
Noninterest income	2	2	2	1	2
Intersegment net referral fees (expense)	-	-	-	-	-
Noninterest expense	25	25	23	22	23
Amortization of intangibles	-	-	-	-	1
Allocated corporate expenses	10	9	9	9	10

Income (loss) before income taxes	96	92	79	96	85
Provision (benefit) for income taxes	36	35	30	36	32
Segment net income (loss)	$60	$57	$49	$60	$53

Identifiable segment assets (period end)	$10,303	$10,050	$9,874	$9,803	$9,681

	Quarter Ended
Specialized Lending	June 30	March 31	Dec. 31	Sept. 30	June 30
	2012	2012	2011	2011	2011

Net interest income (expense)	$175	$166	$167	$164	$155
Net intersegment interest income (expense)	(40)	(41)	(43)	(45)	(41)
Segment net interest income	135	125	124	119	114

Allocated provision for loan and lease losses	24	27	24	26	18
Noninterest income	52	53	57	53	50
Intersegment net referral fees (expense)	-	-	-	-	-
Noninterest expense	58	63	58	61	59
Amortization of intangibles	2	1	2	1	2
Allocated corporate expenses	19	19	18	18	17

Income (loss) before income taxes	84	68	79	66	68
Provision (benefit) for income taxes	19	13	15	12	13
Segment net income (loss)	$65	$55	$64	$54	$55

Identifiable segment assets (period end)	$18,140	$16,889	$16,766	$16,089	$15,168

(1)	Lines of business results are preliminary.

BB&T Corporation Lines of Business Financial Performance - Five Quarter Trend (1) (Dollars in millions)

	Quarter Ended
Insurance Services	June 30	March 31	Dec. 31	Sept. 30	June 30
	2012	2012	2011	2011	2011

Net interest income (expense)	$-	$1	$1	$1	$-
Net intersegment interest income (expense)	-	1	1	1	1
Segment net interest income	-	2	2	2	1

Allocated provision for loan and lease losses	-	-	-	-	-
Noninterest income	393	270	255	239	297
Intersegment net referral fees (expense)	-	-	-	-	-
Noninterest expense	260	212	187	198	206
Amortization of intangibles	17	10	11	10	11
Allocated corporate expenses	19	20	21	17	17

Income (loss) before income taxes	97	30	38	16	64
Provision (benefit) for income taxes	31	7	13	6	18
Segment net income (loss)	$66	$23	$25	$10	$46

Identifiable segment assets (period end)	$3,299	$2,310	$2,350	$2,133	$2,341

	Quarter Ended
Financial Services	June 30	March 31	Dec. 31	Sept. 30	June 30
	2012	2012	2011	2011	2011

Net interest income (expense)	$30	$27	$29	$27	$28
Net intersegment interest income (expense)	82	80	80	71	60
Segment net interest income	112	107	109	98	88

Allocated provision for loan and lease losses	(8)	14	9	1	(2)
Noninterest income	169	178	183	172	173
Intersegment net referral fees (expense)	6	6	6	6	3
Noninterest expense	173	153	143	143	145
Amortization of intangibles	1	1	1	-	1
Allocated corporate expenses	22	23	19	20	18

Income (loss) before income taxes	99	100	126	112	102
Provision (benefit) for income taxes	36	38	47	42	39
Segment net income (loss)	$63	$62	$79	$70	$63

Identifiable segment assets (period end)	$8,216	$7,790	$7,413	$6,561	$6,233

	Quarter Ended
Other, Treasury & Corporate (2)	June 30	March 31	Dec. 31	Sept. 30	June 30
	2012	2012	2011	2011	2011

Net interest income (expense)	$245	$247	$271	$266	$232
Net intersegment interest income (expense)	(134)	(148)	(177)	(183)	(188)
Segment net interest income	111	99	94	83	44

Allocated provision for loan and lease losses	2	(13)	40	1	15
Noninterest income	(92)	(95)	73	(159)	(96)
Intersegment net referral fees (expense)	(49)	(44)	(47)	(38)	(30)
Noninterest expense	342	337	356	342	342
Amortization of intangibles	(1)	1	(1)	2	(2)
Allocated corporate expenses	(338)	(342)	(304)	(300)	(298)

Income (loss) before income taxes	(35)	(23)	29	(159)	(139)
Provision (benefit) for income taxes	(73)	(38)	(67)	(141)	(97)
Segment net income (loss)	$38	$15	$96	$(18)	$(42)

Identifiable segment assets (period end)	$50,172	$51,675	$51,633	$48,813	$42,852

	Quarter Ended
Total BB&T Corporation	June 30	March 31	Dec. 31	Sept. 30	June 30
	2012	2012	2011	2011	2011

Net interest income (expense)	$1,462	$1,436	$1,452	$1,416	$1,354
Net intersegment interest income (expense)	-	-	-	-	-
Segment net interest income	1,462	1,436	1,452	1,416	1,354

Allocated provision for loan and lease losses	273	288	272	250	328
Noninterest income	966	871	922	690	787
Intersegment net referral fees (expense)	-	-	-	-	-
Noninterest expense	1,397	1,363	1,594	1,393	1,370
Amortization of intangibles	29	22	24	24	25
Allocated corporate expenses	-	-	-	-	-

Income (loss) before income taxes	729	634	484	439	418
Provision (benefit) for income taxes	191	189	84	68	91
Segment net income (loss)	$538	$445	$400	$371	$327

Identifiable segment assets (period end)	$178,529	$174,752	$174,579	$167,677	$159,310

(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

BB&T Corporation Consolidated Balance Sheets (Dollars in millions)

	As of June 30		Change
	2012	2011	$	%
Assets
Cash and due from banks	$1,409	$1,199	$210	17.5%
Interest-bearing deposits with banks	2,246	1,337	909	68.0
Federal funds sold and securities purchased under
resale agreements or similar arrangements	212	250	(38)	(15.2)
Segregated cash due from banks	4	19	(15)	(78.9)
Trading securities at fair value	533	564	(31)	(5.5)
Securities available for sale at fair value (1)	25,067	19,409	5,658	29.2
Securities held to maturity	12,576	8,552	4,024	47.1
Loans and leases:
Commercial loans and leases
Commercial and industrial	36,938	34,166	2,772	8.1
Commercial real estate—other	10,457	11,134	(677)	(6.1)
Commercial real estate—residential ADC (2)	1,590	2,689	(1,099)	(40.9)
Direct retail lending	15,155	13,679	1,476	10.8
Sales finance loans	7,794	7,236	558	7.7
Revolving credit loans	2,206	2,091	115	5.5
Residential mortgage loans	23,117	18,372	4,745	25.8
Other lending subsidiaries	9,835	8,464	1,371	16.2
Other acquired loans	28	50	(22)	(44.0)
Total loans and leases held for investment (excluding covered loans)	107,120	97,881	9,239	9.4
Covered loans	3,955	5,504	(1,549)	(28.1)
Total loans and leases held for investment	111,075	103,385	7,690	7.4
Loans held for sale	2,736	1,965	771	39.2
Total loans and leases	113,811	105,350	8,461	8.0
Allowance for loan and lease losses	(2,126)	(2,516)	390	(15.5)
FDIC loss share receivable	831	1,446	(615)	(42.5)
Premises and equipment	1,816	1,846	(30)	(1.6)
Goodwill	6,428	6,016	412	6.8
Core deposit and other intangible assets	683	457	226	49.5
Residential mortgage servicing rights at fair value	578	879	(301)	(34.2)
Other assets (3)	14,461	14,502	(41)	(0.3)
Total assets	$178,529	$159,310	$19,219	12.1%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$28,664	$22,507	$6,157	27.4%
Interest checking	20,228	18,660	1,568	8.4
Money market and savings	46,611	39,356	7,255	18.4
Certificates and other time deposits	30,556	26,865	3,691	13.7
Foreign office deposits - interest-bearing	-	676	(676)	(100.0)
Total deposits	126,059	108,064	17,995	16.7
Fed funds purchased, repos and other borrowings	3,196	4,842	(1,646)	(34.0)
Long-term debt	22,561	23,380	(819)	(3.5)
Other liabilities	7,787	5,975	1,812	30.3
Total liabilities	159,603	142,261	17,342	12.2
Shareholders' equity:
Preferred stock	559	-	559	NM
Common stock	3,494	3,484	10	0.3
Additional paid-in capital	5,914	5,830	84	1.4
Retained earnings	9,433	8,241	1,192	14.5
Accumulated other comprehensive loss	(541)	(574)	33	(5.7)
Noncontrolling interest	67	68	(1)	(1.5)
Total shareholders' equity	18,926	17,049	1,877	11.0
Total liabilities and shareholders' equity	$178,529	$159,310	$19,219	12.1%

(1)	Includes $1.6 billion and $1.7 billion at June 30, 2012 and 2011, respectively, covered by FDIC loss sharing agreements.
(2)	Commercial real estate - residential ADC represents residential acquisition, development and construction loans.
(3)	Includes $349 million and $390 million of foreclosed property and other assets covered by FDIC loss sharing agreements at June 30, 2012 and 2011, respectively.
NM - not meaningful.

BB&T Corporation Consolidated Balance Sheets - Five Quarter Trend (Dollars in millions)

			As of
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2012	2012	2011	2011	2011
Assets
Cash and due from banks	$1,409	$1,336	$1,562	$1,312	$1,199
Interest-bearing deposits with banks	2,246	2,464	2,646	2,907	1,337
Federal funds sold and securities purchased under
resale agreements or similar arrangements	212	252	136	185	250
Segregated cash due from banks	4	20	20	19	19
Trading securities at fair value	533	589	534	428	564
Securities available for sale at fair value (1)	25,067	24,380	22,313	24,649	19,409
Securities held to maturity	12,576	13,485	14,094	8,135	8,552
Loans and leases:
Commercial loans and leases
Commercial and industrial	36,938	36,156	36,415	34,817	34,166
Commercial real estate—other	10,457	10,543	10,689	10,931	11,134
Commercial real estate—residential ADC	1,590	1,823	2,061	2,414	2,689
Direct retail lending	15,155	14,862	14,467	13,882	13,679
Sales finance loans	7,794	7,587	7,401	7,265	7,236
Revolving credit loans	2,206	2,159	2,212	2,128	2,091
Residential mortgage loans	23,117	21,513	20,581	19,361	18,372
Other lending subsidiaries	9,835	8,951	8,737	8,636	8,464
Other acquired loans	28	35	39	47	50
Total loans and leases held for investment (excluding covered loans)	107,120	103,629	102,602	99,481	97,881
Covered loans	3,955	4,532	4,867	5,222	5,504
Total loans and leases held for investment	111,075	108,161	107,469	104,703	103,385
Loans held for sale	2,736	2,525	3,736	2,746	1,965
Total loans and leases	113,811	110,686	111,205	107,449	105,350
Allowance for loan and lease losses	(2,126)	(2,181)	(2,256)	(2,355)	(2,516)
FDIC loss share receivable	831	949	1,100	1,221	1,446
Premises and equipment	1,816	1,822	1,855	1,864	1,846
Goodwill	6,428	6,077	6,078	6,016	6,016
Core deposit and other intangible assets	683	422	444	433	457
Residential mortgage servicing rights at fair value	578	696	563	573	879
Other assets (2)	14,461	13,755	14,285	14,841	14,502
Total assets	$178,529	$174,752	$174,579	$167,677	$159,310
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$28,664	$27,410	$25,684	$24,557	$22,507
Interest checking	20,228	20,318	20,701	18,971	18,660
Money market and savings	46,611	46,759	44,618	43,858	39,356
Certificates and other time deposits	30,556	29,648	33,899	30,142	26,865
Foreign office deposits - interest-bearing	-	22	37	39	676
Total deposits	126,059	124,157	124,939	117,567	108,064
Fed funds purchased, repos and other borrowings	3,196	3,436	3,566	3,953	4,842
Long-term debt	22,561	22,768	21,803	22,153	23,380
Other liabilities	7,787	6,509	6,791	6,463	5,975
Total liabilities	159,603	156,870	157,099	150,136	142,261
Shareholders' equity:
Preferred stock	559	-	-	-	-
Common stock	3,494	3,492	3,486	3,486	3,484
Additional paid-in capital	5,914	5,880	5,873	5,856	5,830
Retained earnings	9,433	9,064	8,772	8,493	8,241
Accumulated other comprehensive loss	(541)	(616)	(713)	(356)	(574)
Noncontrolling interest	67	62	62	62	68
Total shareholders' equity	18,926	17,882	17,480	17,541	17,049
Total liabilities and shareholders' equity	$178,529	$174,752	$174,579	$167,677	$159,310

(1)	Includes $1.6 billion, $1.6 billion, $1.6 billion, $1.7 billion and $1.7 billion at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, covered by FDIC loss sharing agreements.
(2)	Includes $349 million, $403 million, $415 million, $387 million and $390 million of foreclosed property and other assets covered by FDIC loss sharing agreements at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.

BB&T Corporation Average Balance Sheets (Dollars in millions)

	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
	2012	2011	$	%	2012	2011	$	%
Assets
Total securities, at amortized cost (1)
U.S. government-sponsored entities (GSE)	$848	$106	$742	NM %	$835	$100	$735	NM %
Mortgage-backed securities issued by GSE	32,176	22,516	9,660	42.9	31,957	21,468	10,489	48.9
States and political subdivisions	1,857	1,889	(32)	(1.7)	1,858	1,928	(70)	(3.6)
Non-agency mortgage-backed securities	338	547	(209)	(38.2)	374	571	(197)	(34.5)
Other securities	704	745	(41)	(5.5)	618	748	(130)	(17.4)
Covered securities	1,191	1,257	(66)	(5.3)	1,208	1,250	(42)	(3.4)
Total securities	37,114	27,060	10,054	37.2	36,850	26,065	10,785	41.4
Other earning assets	3,511	2,834	677	23.9	3,507	2,906	601	20.7
Loans and leases
Commercial loans and leases
Commercial and industrial	36,293	33,647	2,646	7.9	36,157	33,540	2,617	7.8
Commercial real estate—other	10,578	11,287	(709)	(6.3)	10,628	11,328	(700)	(6.2)
Commercial real estate—residential ADC	1,744	2,933	(1,189)	(40.5)	1,867	3,105	(1,238)	(39.9)
Direct retail lending	15,042	13,629	1,413	10.4	14,858	13,650	1,208	8.8
Sales finance loans	7,690	7,184	506	7.0	7,603	7,132	471	6.6
Revolving credit loans	2,178	2,070	108	5.2	2,176	2,077	99	4.8
Residential mortgage loans	22,114	18,311	3,803	20.8	21,585	18,120	3,465	19.1
Other lending subsidiaries	9,370	8,029	1,341	16.7	9,019	7,914	1,105	14.0
Other acquired loans	29	53	(24)	(45.3)	34	55	(21)	(38.2)
Total loans and leases held for investment
(excluding covered loans)	105,038	97,143	7,895	8.1	103,927	96,921	7,006	7.2
Covered loans	4,211	5,625	(1,414)	(25.1)	4,442	5,775	(1,333)	(23.1)
Total loans and leases held for investment	109,249	102,768	6,481	6.3	108,369	102,696	5,673	5.5
Loans held for sale	2,511	1,573	938	59.6	2,713	2,119	594	28.0
Total loans and leases	111,760	104,341	7,419	7.1	111,082	104,815	6,267	6.0
Total earning assets	152,385	134,235	18,150	13.5	151,439	133,786	17,653	13.2
Nonearning assets	24,485	23,495	990	4.2	23,981	23,546	435	1.8
Total assets	$176,870	$157,730	$19,140	12.1%	$175,420	$157,332	$18,088	11.5%
Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$27,643	$22,151	$5,492	24.8%	$26,908	$21,574	$5,334	24.7%
Interest checking	19,911	18,337	1,574	8.6	19,812	17,980	1,832	10.2
Money market and savings	46,557	39,388	7,169	18.2	46,112	39,060	7,052	18.1
Certificates and other time deposits	31,205	25,977	5,228	20.1	32,073	26,393	5,680	21.5
Foreign office deposits - interest-bearing	32	613	(581)	(94.8)	72	1,035	(963)	(93.0)
Total deposits	125,348	106,466	18,882	17.7	124,977	106,042	18,935	17.9
Fed funds purchased, repos and other borrowings	3,362	5,486	(2,124)	(38.7)	3,407	6,381	(2,974)	(46.6)
Long-term debt	22,544	23,114	(570)	(2.5)	22,132	22,500	(368)	(1.6)
Other liabilities	6,879	5,592	1,287	23.0	6,621	5,535	1,086	19.6
Total liabilities	158,133	140,658	17,475	12.4	157,137	140,458	16,679	11.9
Shareholders' equity	18,737	17,072	1,665	9.8	18,283	16,874	1,409	8.4
Total liabilities and shareholders' equity	$176,870	$157,730	$19,140	12.1%	$175,420	$157,332	$18,088	11.5%

Average balances exclude basis adjustments for fair value hedges.
(1) Total securities include securities available for sale and securities held to maturity.
NM - not meaningful.

BB&T Corporation Average Balance Sheets - Five Quarter Trend (Dollars in millions)

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2012	2012	2011	2011	2011
Assets
Total securities, at amortized cost (1)
U.S. government-sponsored entities (GSE)	$848	$820	$709	$236	$106
Mortgage-backed securities issued by GSE	32,176	31,742	31,053	27,104	22,516
States and political subdivisions	1,857	1,858	1,861	1,864	1,889
Non-agency mortgage-backed securities	338	411	459	511	547
Other securities	704	532	544	598	745
Covered securities	1,191	1,226	1,241	1,254	1,257
Total securities	37,114	36,589	35,867	31,567	27,060
Other earning assets	3,511	3,502	2,974	4,034	2,834
Loans and leases
Commercial loans and leases
Commercial and industrial	36,293	36,021	35,232	34,280	33,647
Commercial real estate—other	10,578	10,678	10,839	11,069	11,287
Commercial real estate—residential ADC	1,744	1,989	2,298	2,576	2,933
Direct retail lending	15,042	14,674	14,141	13,754	13,629
Sales finance loans	7,690	7,516	7,308	7,234	7,184
Revolving credit loans	2,178	2,175	2,159	2,109	2,070
Residential mortgage loans	22,114	21,056	20,051	18,818	18,311
Other lending subsidiaries	9,370	8,668	8,627	8,652	8,029
Other acquired loans	29	38	42	48	53
Total loans and leases held for investment (excluding covered loans)	105,038	102,815	100,697	98,540	97,143
Covered loans	4,211	4,672	5,109	5,342	5,625
Total loans and leases held for investment	109,249	107,487	105,806	103,882	102,768
Loans held for sale	2,511	2,916	2,717	1,776	1,573
Total loans and leases	111,760	110,403	108,523	105,658	104,341
Total earning assets	152,385	150,494	147,364	141,259	134,235
Nonearning assets	24,485	23,475	24,132	24,261	23,495
Total assets	$176,870	$173,969	$171,496	$165,520	$157,730
Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$27,643	$26,173	$25,216	$23,370	$22,151
Interest checking	19,911	19,712	19,467	19,004	18,337
Money market and savings	46,557	45,667	44,789	42,174	39,388
Certificates and other time deposits	31,205	32,942	32,290	30,140	25,977
Foreign office deposits - interest-bearing	32	112	163	368	613
Total deposits	125,348	124,606	121,925	115,056	106,466
Fed funds purchased, repos and other borrowings	3,362	3,452	3,727	4,307	5,486
Long-term debt	22,544	21,720	21,689	22,347	23,114
Other liabilities	6,879	6,362	6,400	6,259	5,592
Total liabilities	158,133	156,140	153,741	147,969	140,658
Shareholders' equity	18,737	17,829	17,755	17,551	17,072
Total liabilities and shareholders' equity	$176,870	$173,969	$171,496	$165,520	$157,730

Average balances exclude basis adjustments for fair value hedges.
(1)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	June 30, 2012			March 31, 2012
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$848	$3	1.49%	$820	$3	1.54%
Mortgage-backed securities issued by GSE	32,176	160	1.98	31,742	174	2.20
States and political subdivisions	1,857	27	5.85	1,858	27	5.84
Non-agency mortgage-backed securities	338	5	5.76	411	6	5.98
Other securities	704	3	1.58	532	2	1.64
Covered securities	1,191	46	15.62	1,226	34	11.02
Total securities	37,114	244	2.62	36,589	246	2.70
Other earning assets	3,511	6	0.69	3,502	7	0.76
Loans and leases
Commercial loans and leases
Commercial and industrial	36,293	366	4.06	36,021	362	4.04
Commercial real estate—other	10,578	100	3.79	10,678	101	3.81
Commercial real estate—residential ADC	1,744	16	3.67	1,989	18	3.58
Direct retail lending	15,042	181	4.82	14,674	178	4.89
Sales finance loans	7,690	77	4.03	7,516	80	4.27
Revolving credit loans	2,178	45	8.35	2,175	46	8.51
Residential mortgage loans	22,114	247	4.47	21,056	239	4.54
Other lending subsidiaries	9,370	260	11.17	8,668	249	11.53
Other acquired loans	29	3	46.05	38	4	39.18
Total loans and leases held for investment
(excluding covered loans)	105,038	1,295	4.95	102,815	1,277	4.99
Covered loans	4,211	200	19.01	4,672	224	19.32
Total loans and leases held for investment	109,249	1,495	5.50	107,487	1,501	5.61
Loans held for sale	2,511	22	3.51	2,916	26	3.62
Total loans and leases	111,760	1,517	5.45	110,403	1,527	5.56
Total earning assets	152,385	1,767	4.65	150,494	1,780	4.75
Nonearning assets	24,485			23,475
Total assets	$176,870			$173,969

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$19,911	6	0.12	$19,712	6	0.13
Money market and savings	46,557	22	0.19	45,667	22	0.19
Certificates and other time deposits	31,205	79	1.02	32,942	93	1.13
Foreign office deposits - interest-bearing	32	-	0.06	112	-	0.03
Total interest-bearing deposits	97,705	107	0.44	98,433	121	0.49
Fed funds purchased, repos and other borrowings	3,362	3	0.31	3,452	1	0.23
Long-term debt	22,544	157	2.79	21,720	185	3.41
Total interest-bearing liabilities	123,611	267	0.87	123,605	307	1.00
Noninterest-bearing deposits	27,643			26,173
Other liabilities	6,879			6,362
Shareholders' equity	18,737			17,829
Total liabilities and shareholders' equity	$176,870			$173,969

Average interest-rate spread			3.78			3.75

Net interest income/ net interest margin		$1,500	3.95%		$1,473	3.93%

Taxable-equivalent adjustment		$38			$37

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	December 31, 2011			September 30, 2011			June 30, 2011
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$709	$2	1.57%	$236	$1	0.88%	$106	$-	1.91%
Mortgage-backed securities issued by GSE	31,053	164	2.12	27,104	129	1.89	22,516	95	1.69
States and political subdivisions	1,861	28	5.82	1,864	26	5.78	1,889	28	5.74
Non-agency mortgage-backed securities	459	8	7.26	511	9	6.90	547	8	6.44
Other securities	544	2	1.61	598	2	1.55	745	3	1.49
Covered securities	1,241	43	13.89	1,254	45	14.21	1,257	43	13.66
Total securities	35,867	247	2.76	31,567	212	2.68	27,060	177	2.62
Other earning assets	2,974	4	0.57	4,034	6	0.51	2,834	4	0.62
Loans and leases
Commercial loans and leases
Commercial and industrial	35,232	368	4.14	34,280	363	4.21	33,647	356	4.25
Commercial real estate—other	10,839	105	3.82	11,069	105	3.78	11,287	107	3.79
Commercial real estate—residential ADC	2,298	20	3.46	2,576	23	3.53	2,933	26	3.56
Direct retail lending	14,141	179	5.03	13,754	177	5.10	13,629	175	5.15
Sales finance loans	7,308	84	4.56	7,234	87	4.78	7,184	90	4.99
Revolving credit loans	2,159	48	8.68	2,109	46	8.77	2,070	45	8.75
Residential mortgage loans	20,051	232	4.65	18,818	228	4.83	18,311	219	4.80
Other lending subsidiaries	8,627	247	11.36	8,652	246	11.28	8,029	233	11.68
Other acquired loans	42	4	37.22	48	4	33.74	53	5	34.52
Total loans and leases held for investment
(excluding covered loans)	100,697	1,287	5.08	98,540	1,279	5.16	97,143	1,256	5.19
Covered loans	5,109	244	18.96	5,342	273	20.29	5,625	274	19.47
Total loans and leases held for investment	105,806	1,531	5.75	103,882	1,552	5.94	102,768	1,530	5.97
Loans held for sale	2,717	25	3.71	1,776	18	3.98	1,573	16	4.01
Total loans and leases	108,523	1,556	5.69	105,658	1,570	5.91	104,341	1,546	5.94
Total earning assets	147,364	1,807	4.88	141,259	1,788	5.03	134,235	1,727	5.16
Nonearning assets	24,132			24,261			23,495
Total assets	$171,496			$165,520			$157,730

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$19,467	7	0.15	$19,004	8	0.16	$18,337	8	0.16
Money market and savings	44,789	24	0.21	42,174	30	0.29	39,388	35	0.35
Certificates and other time deposits	32,290	106	1.30	30,140	112	1.47	25,977	111	1.72
Foreign office deposits - interest-bearing	163	-	0.03	368	-	0.04	613	(2)	(0.97)
Total interest-bearing deposits	96,709	137	0.56	91,686	150	0.65	84,315	152	0.72
Fed funds purchased, repos and other borrowings	3,727	2	0.24	4,307	3	0.31	5,486	4	0.22
Long-term debt	21,689	179	3.28	22,347	181	3.22	23,114	181	3.14
Total interest-bearing liabilities	122,125	318	1.04	118,340	334	1.12	112,915	337	1.19
Noninterest-bearing deposits	25,216			23,370			22,151
Other liabilities	6,400			6,259			5,592
Shareholders' equity	17,755			17,551			17,072
Total liabilities and shareholders' equity	$171,496			$165,520			$157,730

Average interest-rate spread			3.84			3.91			3.97

Net interest income/ net interest margin		$1,489	4.02%		$1,454	4.09%		$1,390	4.15%

Taxable-equivalent adjustment		$37			$38			$36

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Average Balances and Rates - Year-To-Date (Dollars in millions)

	Year-to-Date
	June 30, 2012			June 30, 2011
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$835	$6	1.51%	$100	$1	2.14%
Mortgage-backed securities issued by GSE	31,957	334	2.09	21,468	179	1.67
States and political subdivisions	1,858	54	5.85	1,928	55	5.65
Non-agency mortgage-backed securities	374	11	5.88	571	18	6.41
Other securities	618	5	1.61	748	6	1.53
Covered securities	1,208	80	13.29	1,250	80	12.86
Total securities	36,850	490	2.66	26,065	339	2.60
Other earning assets	3,507	13	0.73	2,906	10	0.71
Loans and leases
Commercial loans and leases
Commercial and industrial	36,157	728	4.05	33,540	715	4.30
Commercial real estate—other	10,628	201	3.80	11,328	215	3.82
Commercial real estate—residential ADC	1,867	34	3.62	3,105	54	3.53
Direct retail lending	14,858	359	4.85	13,650	349	5.16
Sales finance loans	7,603	157	4.15	7,132	181	5.11
Revolving credit loans	2,176	91	8.43	2,077	91	8.82
Residential mortgage loans	21,585	486	4.51	18,120	442	4.88
Other lending subsidiaries	9,019	509	11.34	7,914	460	11.72
Other acquired loans	34	7	42.15	55	9	33.05
Total loans and leases held for investment
(excluding covered loans)	103,927	2,572	4.97	96,921	2,516	5.23
Covered loans	4,442	424	19.18	5,775	536	18.70
Total loans and leases held for investment	108,369	2,996	5.55	102,696	3,052	5.98
Loans held for sale	2,713	48	3.57	2,119	39	3.68
Total loans and leases	111,082	3,044	5.50	104,815	3,091	5.94
Total earning assets	151,439	3,547	4.70	133,786	3,440	5.17
Nonearning assets	23,981			23,546
Total assets	$175,420			$157,332

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$19,812	12	0.13	$17,980	15	0.16
Money market and savings	46,112	44	0.19	39,060	75	0.39
Certificates and other time deposits	32,073	172	1.08	26,393	235	1.80
Foreign office deposits - interest-bearing	72	-	0.04	1,035	(2)	(0.47)
Total interest-bearing deposits	98,069	228	0.47	84,468	323	0.77
Fed funds purchased, repos and other borrowings	3,407	4	0.27	6,381	9	0.27
Long-term debt	22,132	342	3.10	22,500	397	3.55
Total interest-bearing liabilities	123,608	574	0.93	113,349	729	1.29
Noninterest-bearing deposits	26,908			21,574
Other liabilities	6,621			5,535
Shareholders' equity	18,283			16,874
Total liabilities and shareholders' equity	$175,420			$157,332

Average interest-rate spread			3.77			3.88

Net interest income/ net interest margin		$2,973	3.94%		$2,711	4.08%

Taxable-equivalent adjustment		$75			$72

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Credit Quality (Dollars in millions)

			As of
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2012	2012	2011	2011	2011
Nonperforming assets (1)
Nonaccrual loans and leases
Commercial loans and leases
Commercial and industrial	$620	$685	$582	$579	$611
Commercial real estate—other	301	312	394	438	467
Commercial real estate—residential ADC	241	312	376	428	460
Direct retail lending	133	139	142	151	172
Sales finance loans	13	15	7	7	7
Residential mortgage loans	263	320	308	298	292
Other lending subsidiaries	76	60	63	56	52
Total nonaccrual loans and leases held for investment	1,647	1,843	1,872	1,957	2,061
Loans held for sale	-	-	-	26	116
Total nonaccrual loans and leases	1,647	1,843	1,872	1,983	2,177
Foreclosed real estate (2)	221	378	536	950	1,147
Other foreclosed property	29	35	42	36	29
Total nonperforming assets (excluding covered assets) (2)	$1,897	$2,256	$2,450	$2,969	$3,353
Performing troubled debt restructurings (TDRs) (3)
Commercial loans and leases
Commercial and industrial	$62	$76	$74	$64	$100
Commercial real estate—other	78	82	117	124	153
Commercial real estate—residential ADC	28	30	44	55	105
Direct retail lending	114	117	146	141	143
Sales finance loans	7	7	8	6	6
Revolving credit loans	58	61	62	63	62
Residential mortgage loans (6)	636	589	608	568	570
Other lending subsidiaries	69	53	50	46	39
Total performing TDRs (6)	$1,052	$1,015	$1,109	$1,067	$1,178
Loans 90 days or more past due and still accruing
Commercial loans and leases
Commercial and industrial	$2	$2	$2	$1	$4
Commercial real estate—other	-	1	-	2	4
Direct retail lending	38	48	55	52	59
Sales finance loans	11	13	18	19	21
Revolving credit loans	13	14	17	15	16
Residential mortgage loans (7)(9)	78	72	104	91	90
Other lending subsidiaries	4	6	5	5	7
Other acquired loans	1	1	1	2	2
Total loans 90 days past due and still accruing (excluding covered loans) (4)(7)(9)	$147	$157	$202	$187	$203
Loans 30-89 days past due
Commercial loans and leases
Commercial and industrial	$53	$62	$85	$76	$72
Commercial real estate—other	16	26	22	27	35
Commercial real estate—residential ADC	9	8	14	27	25
Direct retail lending	119	135	161	148	154
Sales finance loans	49	50	75	67	68
Revolving credit loans	20	20	22	23	22
Residential mortgage loans (8)(10)	423	397	479	445	426
Other lending subsidiaries	218	172	273	243	198
Other acquired loans	-	-	1	1	-
Total loans 30-89 days past due (excluding covered loans) (5)(8)(10)	$907	$870	$1,132	$1,057	$1,000

(1)	Covered and other acquired loans are considered to be performing due to the application of the accretion method. Covered loans that are contractually past due are noted in the footnotes below.
(2)	Excludes foreclosed real estate totaling $310 million, $364 million, $378 million, $355 million and $348 million at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, that are covered by FDIC loss sharing agreements.
(3)	Excludes TDRs that are nonperforming totaling $219 million, $263 million, $280 million, $319 million and $381 million at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively. These amounts are included in total nonperforming assets.
(4)	Excludes loans past due 90 days or more that are covered by FDIC loss sharing agreements totaling $613 million, $677 million, $736 million, $872 million and $935 million at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.
(5)	Excludes loans past due 30-89 days that are covered by FDIC loss sharing agreements totaling $199 million, $258 million, $222 million, $211 million and $308 million at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.
(6)	Excludes restructured mortgage loans that are government guaranteed totaling $266 million, $242 million, $236 million, $214 million, and $184 million at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively. Includes mortgage loans held for sale.
(7)	Excludes mortgage loans past due 90 days or more that are government guaranteed totaling $217 million, $218 million, $206 million, $185 million and $162 million at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively. Includes past due mortgage loans held for sale.
(8)	Excludes mortgage loans past due 30-89 days that are government guaranteed totaling $94 million, $82 million, $91 million, $82 million and $78 million at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively. Includes past due mortgage loans held for sale.
(9)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 90 days or more totaling $453 million, $439 million, $426 million, $389 million and $389 million at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.
(10)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 30-89 days totaling $5 million, $5 million, $7 million, $7 million and $7 million at June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2012	2012	2011	2011	2011
Allowance for credit losses
Beginning balance	$2,221	$2,285	$2,406	$2,575	$2,691
Provision for credit losses (excluding covered loans)	259	285	223	243	313
Provision for covered loans	14	3	49	7	15
Charge-offs
Commercial loans and leases
Commercial and industrial	(92)	(63)	(81)	(102)	(62)
Commercial real estate—other	(51)	(73)	(60)	(64)	(81)
Commercial real estate—residential ADC	(74)	(54)	(92)	(61)	(78)
Direct retail lending	(56)	(57)	(58)	(74)	(66)
Sales finance loans	(7)	(7)	(8)	(7)	(7)
Revolving credit loans	(20)	(22)	(21)	(23)	(24)
Residential mortgage loans (1)	(30)	(42)	(45)	(41)	(129)
Other lending subsidiaries	(47)	(60)	(53)	(42)	(43)
Covered loans	(12)	(15)	(13)	(53)	-
Total charge-offs	(389)	(393)	(431)	(467)	(490)
Recoveries
Commercial loans and leases
Commercial and industrial	4	4	6	9	9
Commercial real estate—other	3	3	3	6	6
Commercial real estate—residential ADC	23	8	5	9	7
Direct retail lending	8	10	10	10	8
Sales finance loans	2	3	2	2	3
Revolving credit loans	4	5	5	4	5
Residential mortgage loans	1	1	2	1	1
Other lending subsidiaries	7	7	5	7	7
Total recoveries	52	41	38	48	46
Net charge-offs	(337)	(352)	(393)	(419)	(444)
Ending balance	$2,157	$2,221	$2,285	$2,406	$2,575
Allowance for credit losses
Allowance for loan and lease losses (excluding covered loans)	$1,987	$2,044	$2,107	$2,242	$2,357
Allowance for covered loans	139	137	149	113	159
Reserve for unfunded lending commitments	31	40	29	51	59
Total	$2,157	$2,221	$2,285	$2,406	$2,575

				As of/For the
				Six Months Ended
				June 30
				2012	2011
Allowance for credit losses
Beginning balance				$2,285	$2,755
Provision for credit losses (excluding covered loans)				544	653
Provision for covered loans				17	15
Charge-offs
Commercial loans and leases
Commercial and industrial				(155)	(140)
Commercial real estate—other				(124)	(149)
Commercial real estate—residential ADC				(128)	(149)
Direct retail lending				(113)	(144)
Sales finance loans				(14)	(17)
Revolving credit loans				(42)	(51)
Residential mortgage loans (1)				(72)	(183)
Other lending subsidiaries				(107)	(95)
Covered loans				(27)	-
Total charge-offs				(782)	(928)
Recoveries
Commercial loans and leases
Commercial and industrial				8	13
Commercial real estate—other				6	9
Commercial real estate—residential ADC				31	11
Direct retail lending				18	17
Sales finance loans				5	5
Revolving credit loans				9	10
Residential mortgage loans				2	2
Other lending subsidiaries				14	13
Total recoveries				93	80
Net charge-offs				(689)	(848)
Ending balance				$2,157	$2,575

(1)	Includes charge-offs of $87 million in the second quarter of 2011 in connection with BB&T's NPL disposition strategy.

BB&T Corporation Credit Quality

			As of/For the Quarter Ended
	June 30		March 31		Dec. 31		Sept. 30		June 30
	2012		2012		2011		2011		2011
Asset Quality Ratios (including covered assets)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)(2)	0.97%		1.02%		1.22%		1.18%		1.24%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)(2)	0.67		0.75		0.84		0.99		1.08
Nonperforming loans and leases as a
percentage of total loans and leases	1.45		1.67		1.68		1.85		2.07
Nonperforming assets as a percentage of:
Total assets	1.24		1.50		1.62		1.98		2.32
Loans and leases plus foreclosed property	1.93		2.35		2.52		3.05		3.46
Net charge-offs as a percentage of average loans and leases	1.21		1.28		1.44		1.57		1.71
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	1.91		2.02		2.10		2.25		2.43
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.57	X	1.54	X	1.45	X	1.42	X	1.41	X
Nonperforming loans and leases held for investment	1.29		1.18		1.21		1.20		1.22
Asset Quality Ratios (excluding covered assets) (3)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)(2)	0.83%		0.82%		1.06%		1.03%		1.00%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)(2)	0.13		0.15		0.19		0.18		0.20
Nonperforming loans and leases as a
percentage of total loans and leases	1.50		1.74		1.76		1.94		2.18
Nonperforming assets as a percentage of:
Total assets	1.09		1.33		1.45		1.83		2.18
Loans and leases plus foreclosed property	1.72		2.12		2.29		2.88		3.32
Net charge-offs as a percentage of average loans and leases (4)	1.22		1.28		1.46		1.44		1.80
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	1.86		1.97		2.05		2.25		2.41
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.52	X	1.51	X	1.40	X	1.55	X	1.32	X
Nonperforming loans and leases held for investment	1.21		1.11		1.13		1.15		1.14

							As of/For the
							Six Months Ended
							June 30
							2012		2011
Asset Quality Ratios
Including covered loans:
Net charge-offs as a percentage of average loans and leases							1.25%		1.63%
Ratio of allowance for loan and lease losses to net charge-offs							1.53	X	1.47	X
Excluding covered loans:
Net charge-offs as a percentage of average loans and leases (4)							1.25%		1.73%
Ratio of allowance for loan and lease losses to net charge-offs							1.49	X	1.38	X

Applicable ratios are annualized.
(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase. Refer to the footnotes on page 16 of this supplement for amounts related to these loans.
(2)	Excludes mortgage loans guaranteed by the government. Refer to the footnotes on page 16 of this supplement for amounts related to these loans.
(3)	These asset quality ratios have been adjusted to remove the impact of covered loans and covered foreclosed property. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of covered loans in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by purchase accounting.
(4)	Excluding the impact of losses and balances associated with BB&T's NPL disposition strategy, the adjusted net charge-offs ratio would have been 1.46% for the second quarter of 2011, and 1.56% for the six months ended June 30, 2011.

BB&T Corporation Credit Quality - Supplemental Information (Dollars in millions)

	As of June 30, 2012
			Past Due 30-89	Past Due 90+
	Current Status		Days	Days			Total
Performing restructurings: (1)
Commercial loans
Commercial and industrial	$62	100.0%	$-	-%	$-	-%	$62
Commercial real estate—other	78	100.0	-	-	-	-	78
Commercial real estate—residential ADC	28	100.0	-	-	-	-	28
Direct retail lending	106	92.9	6	5.3	2	1.8	114
Sales finance loans	6	85.7	-	-	1	14.3	7
Revolving credit loans	48	82.8	6	10.3	4	6.9	58
Residential mortgage loans (2)	554	87.1	70	11.0	12	1.9	636
Other lending subsidiaries	62	89.9	7	10.1	-	-	69
Total performing restructurings	944	89.7	89	8.5	19	1.8	1,052
Nonperforming restructurings (3)	62	28.3	39	17.8	118	53.9	219
Total restructurings (2)	$1,006	79.1%	$128	10.1%	$137	10.8%	$1,271

				Quarter Ended
		June 30	March 31	Dec. 31	Sept. 30		June 30
		2012	2012	2011	2011		2011
Net charge-offs as a percentage of
average loans and leases:
Commercial loans and leases
Commercial and industrial		0.97%	0.66%	0.84%	1.08%		0.64%
Commercial real estate—other		1.84	2.64	2.11	2.09		2.64
Commercial real estate—residential ADC	11.74		9.37	14.84	8.06		9.62
Direct retail lending		1.27	1.29	1.36	1.84		1.70
Sales finance loans		0.24	0.23	0.34	0.28		0.24
Revolving credit loans		3.05	3.12	3.13	3.30		3.77
Residential mortgage loans		0.53	0.78	0.86	0.84		2.80
Other lending subsidiaries		1.74	2.45	2.16	1.61		1.83
Covered loans		1.11	1.29	0.99	3.97		-
Total loans and leases (4)		1.21	1.28	1.44	1.57		1.71

Total loans and leases, excluding covered loans (4)		1.22	1.28	1.46	1.44		1.80

						Year-to-date
						June 30	June 30
						2012	2011
Net charge-offs as a percentage of
average loans and leases:
Commercial loans and leases
Commercial and industrial					0.82%		0.77%
Commercial real estate—other					2.24		2.49
Commercial real estate—residential ADC					10.48		8.95
Direct retail lending					1.28		1.88
Sales finance loans					0.24		0.33
Revolving credit loans					3.09		4.05
Residential mortgage loans					0.65		2.01
Other lending subsidiaries					2.08		2.10
Covered loans					1.20		-
Total loans and leases (4)					1.25		1.63

Total loans and leases, excluding covered loans (4)					1.25		1.73

Applicable ratios are annualized.
(1)	Past due performing restructurings are included in past due disclosures.
(2)	Excludes restructured mortgage loans that are government guaranteed totaling $266 million.
(3)	Nonperforming restructurings are included in nonaccrual loan disclosures.
(4)	Total loans and leases includes loans held for sale

BB&T Corporation Capital Information - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2012	2012	2011	2011	2011
Selected Capital Information (1)
Risk-based capital
Tier 1	$12,382	$15,207	$14,913	$14,696	$14,363
Total	16,432	19,342	18,802	18,837	18,641
Risk-weighted assets (2)	121,916	119,042	119,725	117,020	116,041
Average quarterly tangible assets	170,021	167,771	165,349	159,268	151,677
Risk-based capital ratios
Tier 1	10.2%	12.8%	12.5%	12.6%	12.4%
Total	13.5	16.2	15.7	16.1	16.1
Leverage capital ratio	7.3	9.1	9.0	9.2	9.5
Equity as a percentage of total assets	10.6	10.2	10.0	10.5	10.7
Book value per common share	$26.19	$25.51	$24.98	$25.07	$24.37

Selected Non-GAAP Capital Information (3)
Tangible common equity as a percentage of tangible assets	6.9%	7.1%	6.9%	7.1%	7.2%
Tier 1 common equity as a percentage of risk-weighted assets	9.7	10.0	9.7	9.8	9.6

Tangible book value per common share	$16.92	$17.12	$16.73	$16.42	$15.95

Calculations of Tier 1 common equity and tangible assets and related measures:

Tier 1 equity	$12,382	$15,207	$14,913	$14,696	$14,363
Less:
Preferred stock	559	-	-	-	-
Qualifying restricted core capital elements	-	3,250	3,250	3,249	3,249
Tier 1 common equity	$11,823	$11,957	$11,663	$11,447	$11,114

Total assets	$178,529	$174,752	$174,579	$167,677	$159,310
Less:
Intangible assets, net of deferred taxes	6,950	6,402	6,406	6,330	6,353
Plus:
Regulatory adjustments, net of deferred taxes	239	327	421	99	389
Tangible assets	$171,818	$168,677	$168,594	$161,446	$153,346

Total risk-weighted assets (2)	$121,916	$119,042	$119,725	$117,020	$116,041

Tangible common equity as a percentage of tangible assets	6.9%	7.1%	6.9%	7.1%	7.2%
Tier 1 common equity as a percentage of risk-weighted assets	9.7	10.0	9.7	9.8	9.6

Tier 1 common equity	$11,823	$11,957	$11,663	$11,447	$11,114

Outstanding shares at end of period (in thousands)	698,795	698,454	697,143	697,101	696,894

Tangible book value per common share	$16.92	$17.12	$16.73	$16.42	$15.95

(1)	Current quarter regulatory capital information is preliminary.
(2)	Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off-balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
(3)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.

BB&T Corporation Selected Items & Additional Information (Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre -Tax	After -Tax

Second Quarter 2012
Leveraged lease tax benefit	Provision for income taxes			N/A	$12

First Quarter 2012
Tax related items, net (1)	Other noninterest income			$(42)	(50)
Leveraged lease write-downs	Other noninterest expense			(15)	(10)

Fourth Quarter 2011
Losses/write-downs related to NPL disposition strategy	Other noninterest income			(11)	(7)
VISA indemnification	Other noninterest expense			(11)	(7)

Third Quarter 2011
Losses/write-downs related to NPL disposition strategy	Other noninterest income			(37)	(23)
Leveraged lease sale	Other noninterest expense			(16)	10

Second Quarter 2011
Losses/write-downs related to NPL disposition strategy	Other noninterest income			(27)	(17)

First Quarter 2011
Losses/write-downs related to NPL disposition strategy	Other noninterest income			(74)	(46)

	As of / Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2012	2012	2011	2011	2011

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation
MSRs fair value increase (decrease)	$(132)	$93	$(23)	$(299)	$(61)
MSRs hedge gains (losses)	152	(53)	45	329	59
Net	$20	$40	$22	$30	$(2)

Residential mortgage loan originations	$8,045	$8,250	$8,424	$5,549	$3,888

Residential mortgage servicing portfolio (2)
Loans serviced for others	71,389	70,318	67,066	66,305	65,872
Bank-owned loans serviced	26,171	24,308	24,574	22,413	20,956
Total servicing portfolio	97,560	94,626	91,640	88,718	86,828

Weighted-average coupon rate	4.81%	4.89%	5.02%	5.10%	5.14%
Weighted-average servicing fee	0.327	0.332	0.338	0.341	0.344

Selected Miscellaneous Information
Derivatives notional amount	$76,989	$69,059	$67,581	$67,403	$58,060
Fair value of derivatives	(52)	(78)	19	207	(29)
Accumulated comprehensive income related to securities,
net of tax (3)	216	134	50	159	(128)
Common stock prices
High	32.74	31.94	25.57	27.36	27.81
Low	27.40	25.26	19.76	18.92	25.24
End of period	30.85	31.39	25.17	21.33	26.84

Banking offices	1,774	1,773	1,779	1,780	1,778
ATMs	2,511	2,436	2,483	2,484	2,475
FTEs	32,998	31,185	31,774	31,684	31,617

(1)	Includes write-downs of investments in affordable housing and other tax adjustments.
(2)	Amounts reported are unpaid principal balance.
(3)	Includes the impact of the FDIC loss sharing agreements on the covered securities.

BB&T Corporation Non-GAAP Reconciliations (Dollars in millions)

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
Efficiency and Fee Income Ratios (1)	2012	2012	2011	2011	2011
Efficiency ratio - GAAP	57.9%	59.0%	67.1%	66.1%	64.1%
Effect of securities gains (losses), net	-	(0.2)	2.4	(1.0)	-
Effect of merger-related and restructuring charges, net	(0.1)	(0.5)	(0.7)	-	(0.1)
Effect of losses/write-downs on NPL disposition loans	-	-	(0.2)	(0.9)	(0.7)
Effect of FDIC loss share accounting	0.2	0.1	0.9	0.1	0.3
Effect of affordable housing investments write-down	-	(1.0)	-	-	-
Effect of foreclosed property expense	(2.9)	(3.9)	(14.5)	(7.8)	(6.6)
Effect of leveraged lease sale/write-downs	-	(0.6)	-	(0.8)	-
Effect of VISA indemnification	-	-	(0.5)	-	-
Effect of amortization of intangibles	(1.2)	(0.9)	(1.0)	(1.1)	(1.2)
Efficiency ratio - reported	53.9	52.0	53.5	54.6	55.8
Fee income ratio - GAAP	39.2%	37.1%	38.2%	32.2%	36.1%
Effect of securities gains (losses), net	-	0.2	(2.7)	1.1	-
Effect of losses/write-downs on NPL disposition loans	-	-	0.3	1.1	0.7
Effect of affordable housing investments write-down	-	1.1	-	-	-
Effect of FDIC loss share accounting	3.2	2.6	2.6	4.9	4.0
Fee income ratio - reported	42.4	41.0	38.4	39.3	40.8

				Year-to-Date June 30
				2012	2011
Efficiency ratio - GAAP				58.4%	65.7%
Effect of securities gains (losses), net				(0.1)	-
Effect of merger-related and restructuring charges, net				(0.3)	-
Effect of losses/write-downs on NPL disposition loans				-	(1.4)
Effect of FDIC loss share accounting				0.2	0.1
Effect of affordable housing investments write-down				(0.5)	-
Effect of foreclosed property expense				(3.4)	(6.8)
Effect of leveraged lease sale/write-downs				(0.3)	-
Effect of amortization of intangibles				(1.0)	(1.2)
Efficiency ratio - reported				53.0	56.4
Fee income ratio - GAAP				38.2%	35.6%
Effect of securities gains (losses), net				0.1	-
Effect of losses/write-downs on NPL disposition loans				-	1.5
Effect of affordable housing investments write-down				0.5	-
Effect of FDIC loss share accounting				2.9	3.4
Fee income ratio - reported				41.7	40.5

		Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
Return on Average Tangible Common Shareholders' Equity (2)	2012	2012	2011	2011	2011
Net income available to common shareholders	$510	$431	$391	$366	$307
Plus:
Amortization of intangibles, net of tax	18	14	15	15	16
Tangible net income available to common shareholders	$528	$445	$406	$381	$323
Average common shareholders' equity	$18,302	$17,772	$17,693	$17,490	$17,014
Less:
Average intangible assets	7,031	6,510	6,485	6,461	6,485

Average tangible common shareholders' equity	$11,271	$11,262	$11,208	$11,029	$10,529

Return on average tangible common shareholders' equity	18.85%	15.88%	14.36%	13.71%	12.32%

				Year-to-Date June 30
				2012	2011
Net income available to common shareholders				$941	$532
Plus:
Amortization of intangibles, net of tax				32	32
Tangible net income available to common shareholders				$973	$564
Average common shareholders' equity				$18,038	$16,817
Less:
Average intangible assets				6,772	6,496

Average tangible common shareholders' equity				$11,266	$10,321

Return on average tangible common shareholders' equity				17.37%	11.02%

(1)	BB&T's management uses these measures in their analysis of the Corporation's performance. BB&T's management believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.
(2)	BB&T's management believes investors use this measure to evaluate the returns on average common shareholders' equity without the impact of intangible assets and their related amortization.